Recent Developments	3 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

On May 29, 2012, AngloGold Ashanti, which currently holds, through a subsidiary, a 50 percent interest in the Serra Grande (“Crixás”) mine in Brazil, agreed to acquire the remaining 50 percent stake in the mine from Kinross Gold Corporation for $220 million in cash. The transaction which will be funded from existing cash reserves and debt facilities; is expected to be completed during the second quarter of 2012, and is subject to the fulfillment of various conditions.

On June 14, 2012, AngloGold Ashanti announced that the First Uranium Corporation shareholders and security holders approved, in a general meeting, the proposed acquisition by AngloGold Ashanti of First Uranium (Pty) Ltd, the owner of Mine Waste Solutions in South Africa, for a cash consideration of $335 million. The transaction which was originally announced on March 2, 2012 is expected to close before the end of June 2012, subject to the remaining conditions precedent being fulfilled. Mine Waste Solutions is a recently commissioned tailings retreatment operation located in South Africa's Vaal River region and in the immediate proximity of AngloGold Ashanti's own tailings facilities.